UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington DC 20549

                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: September 24, 2004

                               REII INCORPORATED
                        (Formerly Bap Acquisition Corp.)

            ________________________________________________________
              Exact name of registrant as specified in its charter



Delaware                        21-16563-B                      51-0373976
________                        __________                      ___________

(State or other Jurisdiction   (Commission                      (IRS Employee
of Incorporation)               File number)                 Identification No.)

                   1051 Fifth Avenue North, Naples, FL 34102
                   __________________________________________
               (Address of Principal Executive Office) (Zip Code)


                                 (239) 261-3396
                           _________________________
                         (registrant's Telephone Number
                              Including Area Code)




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ITEM 5.02


                                                           REII INCORPORATED
                                                           1051 5TH AVENUE NORTH
                                                           NAPLES, FL 34102


On September 22, 2004, Garfield Ricketts Sr., President of REII Incorporated passed away.

The Directors of REII Incorporated, Una Ricketts and Karen Ricketts, held a special Directors meeting on September 24, 2004 to appoint Garfield Ricketts Jr., a Director of the Corporation, and to elect the Officers of the Corporation.

On September 24, 2004 the Directors of REII Incorporated, Una Ricketts, Karen Ricketts and Garfield Ricketts Jr., elected;

1.      Una Ricketts, President/Treasurer
2.      Karen Ricketts, Vice President/Secretary
3.      Garfield Rickets Jr, Director

REII Incorporated
Una Ricketts, President/Treasurer
Karen Ricketts, Secretary




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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized

Dated August 11, 2004

REII INCORPORATED

by /s/                                          by /s/ Una M. Ricketts
------------------------                        ----------------------
                                                Una M. Ricketts Secretary/
                                                        Treasurer























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